EXHIBIT 10.14 b

     SECOND AMENDMENT dated as of March 1, 2005 (this “Amendment”) to the Senior Secured Credit Agreement dated as of May 6, 2004, as amended by First Amendment dated as of December 21, 2004 (the “Credit Agreement”), among Metris Companies Inc., a Delaware corporation (the “Borrower”), the lenders signatory hereto (the “Required Lenders”), and Deutsche Bank Trust Company Americas, as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent” and “Collateral Agent”).

     WHEREAS, the Borrower, the Lenders (such term and other capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), the Administrative Agent and the Collateral Agent, are parties to the Credit Agreement providing for the extension of credit to Borrower in the form of term loans in the aggregate principal amount of $300,000,000;

     WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended, and the Administrative Agent, the Collateral Agent and the Required Lenders are willing to so amend the Credit Agreement, on the terms and conditions set forth in this Amendment;

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendments to Credit Agreement.

     (a) Definition of “Auction Rate Securities.” Section 1.01 of the Credit Agreement is hereby amended by adding a new definition of “Auction Rate Securities” to read as follows:

     “Auction Rate Securities” shall mean securities issued by the issuers thereof in the form of Indebtedness, preferred stock, equity interests or undivided beneficial interests in a trust whose interest rate (in the case of Indebtedness) or dividend or distribution rate (in the case of preferred stock or other equity interests or interests in a trust) is determined periodically by a remarketing agent through an auction process.

     (b) Amendment to Definition of “Liquidity Amount.” The definition of “Liquidity Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

     “Liquidity Amount” shall mean, with respect to the Borrower and its Subsidiaries at any time, (a) the sum of (i) “Cash and cash equivalents,” (ii) “Investment Securities Available for Sale” consisting of Auction Rate Securities constituting Permitted Investments, (iii) “Liquidity reserve deposits” (or other restricted cash), (iv) “Credit card loans held for sale,” (v) “Net credit card loans” and (vi)(A) 90% multiplied by (B) the portion of “Retained interests in loans securitized” that constitutes the “Excess transferor’s interests” minus (b) the sum of (i) “Deposits” and (ii) Indebtedness for borrowed money having scheduled principal payments or a final maturity prior to the date that is 91 days after the Maturity Date (other than the Indebtedness outstanding under this Agreement and the other Loan Documents), in each case as such amounts would appear on the Borrower’s consolidated balance sheet as of such date in conforming with GAAP consistently applied.

     (c) Amendment to Definition of “Permitted Investments.” The definition of “Permitted Investments” in Section 1.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (e) thereof, and at the end of clause (f) thereof, deleting the period and inserting “; and” in lieu thereof, and adding a new clause (g) thereto, to read as follows:

     (g) Auction Rate Securities (other than securities issued by the Borrower or any of its Affiliates) with a date established for the next resetting of the rate or dividend, as applicable, not later than 49 days after the date of acquisition thereof (or, following the acquisition thereof, since the last reset date) and having, at such date of acquisition and on each subsequent reset date, a rating from S&P or from Moody’s of at least AA or Aa2 (or equivalent rating), respectively.

     2. Waiver.

(a) (i) Under Section 6.06 of the Credit Agreement, the Borrower agreed not to, or permit its Subsidiaries, to make Investments other than Permitted Investments and certain other exceptions enumerated in said Section 6.06. The Borrower has advised the Administrative Agent and the Lenders that prior to the date hereof, the Borrower and its Subsidiaries invested in Auction Rate Securities (as defined above in Section 1(a)), having reset dates within 49 days after their acquisition and rated not less than AA by S&P or Aa2 by Moody’s.

     (ii) Under Section 6.01(f) of the Credit Agreement, the Borrower agreed to not permit the Liquidity Amount (as defined in the Credit Agreement) at any time to be less than the amount specified in such Section 6.01(f). If Auction Rate Securities were not to be considered “cash and cash equivalents” under GAAP, and therefore not within the meaning of “Liquidity Amount,” then the Borrower’s investments in such Auction Rate Securities prior to the date hereof may have caused the Liquidity Amount to be less than the amount required under said Section 6.01(f).

     (b) The Administrative Agent and Collateral Agent, and the Lenders, hereby waive, to the extent applicable, any possible default that may have occurred as a result of the events described in paragraph (a) of this Section 2. This waiver is limited to the express terms hereof and nothing herein shall be

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deemed to be a waiver of any other term, condition, representation or covenant applicable to the Borrower under the Credit Agreement.

     3. No Other Amendments or Waivers. Except as hereby amended, no other term, condition or provision of the Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith.

     4. Construction.

     (a) This Amendment is a document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof.

     (b) Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement, as the case may be, as modified by this Amendment.

     5. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     6. Representations and Warranties. After giving effect to this Amendment, Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

     (a) as of the date hereof, no Default or Event of Default has occurred and is continuing; and

     (b) all representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date).

     7. Condition Precedent to Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower, the Collateral Agent, the Administrative Agent and the Required Lenders.

     8. Governing Law. This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 9.07 (Applicable Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

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     9. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.

     10. *

     11. Direction. The Required Lenders hereby direct and instruct the Administrative Agent and Collateral Agent to execute this Amendment; provided, however, that such direction and instruction in no way expands, amends, modified or changes any of the Administrative Agent’s or Collateral Agent’s rights under the Credit Agreement.

[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

     IN WITNESS WHEREOF, the Borrower, the Required Lenders, the Administrative Agent and the Collateral Agent have caused this Second Amendment to the Credit Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

METRIS COMPANIES INC. as Borrower

By:	/s/ Scott R. Fjellman

Name:	Scott R. Fjellman

Title:	Senior Vice President & Treasurer

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent for the Lenders

By:	/s/ Boris Treyger

Name:	Boris Treyger

Title:	Assistant Vice President

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	The Assets Management Committee of the Coca-Cola Company Master Retirement Trust

By: Fidelity Management Trust Company, as Investment Manager under power of attorney

By:	/s/

Name:

Title:	Senior Vice President

Institution:	AXP Income Opportunities Fund, a series of AXP Discovery Series, Inc.

By:	/s/ Lorraine R. Hart

Name:	Lorraine R. Hart

Title:	Assistant Vice President

AXP Discovery Series, Inc.

Institution:	AXP Variable Portfolio – High Yield Bond Fund, a series of AXP Variable Portfolio Income Series, Inc.

By:	/s/ Lorraine R. Hart

Name:	Lorraine R. Hart

Title:	Assistant Vice President

AXP Variable Portfolio Income Series, Inc.

Institution:	AXP Variable Portfolio – Income Opportunities Fund, a series of AXP Variable Portfolio Income Series, Inc.

By:	/s/ Lorraine R. Hart

Name:	Lorraine R. Hart

Title:	Assistant Vice President

AXP Variable Portfolio Income Series, Inc.

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	Bear Stearns Investment Products Inc.

By:	/s/ Jonathan Weiss

Name:	Jonathan Weiss

Title:	Authorized Signatory

Institution:	Calhoun CBO, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ Michelle M. Keeley

Name:	Michelle M. Keeley

Title:	Senior Vice President – Fixed Income

Institution:	California Public Exmployees’ Retirement System

By: Highland Capital Management, L.P. As Authorized Representatives of the Board

By:	/s/ Mark Okada

Name:	Mark Okada

Title:	Chief Investment Officer

Highland Capital Management, L.P.

Institution:	Canpartners Investments IV, LLC

By: Canpartners Investments IV, LLC, a California limited liability company

By:	/s/ R.Christian B. Evensen

Name:	R. Christian B. Evensen

Title:	Managing Director

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	Caspian Capital Partners, L.P.

By: Mariner Investment Group

By:	/s/ Charles R. Howe II

Name:	Charles R. Howe II

Title:	Treasurer

Institution:	Cedar CBO, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ Michelle M. Keeley

Name:	Michelle M. Keeley

Title:	Senior Vice President – Fixed Income

Institution:	Centennial CBO, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ Michelle M. Keeley

Name:	Michelle M. Keeley

Title:	Senior Vice President – Fixed Income

Institution:	Centurion CDO I, Limited

By: American Express Asset Management Group, Inc., its authorized signatory

By:	/s/ Michelle M. Keeley

Name:	Michelle M. Keeley

Title:	Senior Vice President – Fixed Income

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	Centurion CDO II, Ltd.

By: American Express Asset Management Group, Inc., as Collateral Manager

By:	/s/ Vincent P. Pham

Name:	Vincent P. Pham

Title:	Director — Operations

Institution:	Centurion CDO VI, Ltd.

By: American Express Asset Management Group, Inc. as Collateral Manager

By:	/s/ Vincent P. Pham

Name:	Vincent P. Pham

Title:	Director — Operations

Institution:	Continental Casualty Company

By:	/s/ Marilou R. McGirr

Name:	Marilou R. McGirr

Title:	Vice President and Assistant Treasurer

Institution:	Credit Opportunities Funding, Inc.

By:	/s/ Meredith J. Koslick

Name:	Meredith J. Koslick

Title:	Assistant Vice President

Institution:	Empyrean Investments, LLC

By:	/s/ Anthony Hynes

Name:	Anthony Hynes

Title:	Authorized Signer

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	Fidelity Advisor Series II:
Fidelity Advisor Strategic Income Fund

By:	/s/ Mark Osterheld

Name:	Mark Osterheld

Title:	Assistant Treasurer

Institution:	Fidelity School Street Trust:
Fidelity Strategic Income Fund

By:	/s/ Mark Osterheld

Name:	Mark Osterheld

Title:	Assistant Treasurer

Institution:	Fidelity Summer Street Trust:
Fidelity Capital & Income Fund

By:	/s/ Mark Osterheld

Name:	Mark Osterheld

Title:	Assistant Treasurer

Institution:	Galaxy CLO 1999-1, Ltd.

By: AIG Global Investment Corp., as Collateral Manager

By:	/s/ John G. Lapham, III

Name:	John G. Lapham, III

Title:	Managing Director

Institution:	Galaxy CLO 2003-1, Ltd.

By: AIG Global Investment Corp. as Investment Advisor

By:	/s/ John G. Lapham, III

Name:	John G. Lapham, III

Title:	Managing Director

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	Galaxy III CLO, Ltd.

By: AIG Global Investment Corp. as Investment Advisor

By:	/s/ John G. Lapham, III

Name:	John G. Lapham, III

Title:	Managing Director

Institution:	Goldman Sachs Credit Partners L.P.

By:	/s/ Christopher Burns

Name:	Christopher Burns

Title:	Vice President

Institution:	Goldman Sachs Special Situations Investing

By:	/s/ Albert Dombrowski

Name:	Albert Dombrowski

Title:	Authorized Signatory

Institution:	Greywolf Capital Overseas Fund

By:	/s/ Jim Gillespie

Name:	Jim Gillespie

Title:	Partner

Institution:	Greywolf Capital Partners II

By:	/s/ Jim Gillespie

Name:	Jim Gillespie

Title:	Partner

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	Hammerman Capital Master Fund, L.P.

By:	/s/ Andrew F. St. Pierre

Name:	Andrew F. St. Pierre

Title:	CFO

Institution:	Hammerman Opportunity Master Fund, L.P.

By:	/s/ Andrew F. St. Pierre

Name:	Andrew F. St. Pierre

Title:	CFO

Institution:	Highland Floating Rate Advantage Fund

By: Highland Capital Management, L.P., its Investment Advisor

By:	/s/ Mark Okada

Name:	Mark Okada

Title:	Chief Investment Officer

Highland Capital Management, L.P.

Institution:	Highland Floating Rate Limited Liability Company

By: Highland Capital Management, L.P., its Investment Advisor

By:	/s/ Mark Okada

Name:	Mark Okada

Title:	Chief Investment Officer

Highland Capital Management, L.P.

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	High Yield Portfolio, a series of Income Trust

By:	/s/ Lorraine R. Hart

Name:	Lorraine R. Hart

Title:	Assistant Vice President, Income Trust

Institution:	Illinois Municipal Retirement Fund Master Trust

By: Fidelity Management Trust Company, as Investment Manager under power of attorney

By:	/s/ James Carroll

Name:	James Carroll

Title:	Senior Vice President

Institution:	Isles CBO, Limited

By: American Express Asset Management Group, Inc. its authorized signatory

By:	/s/ Michelle M. Keeley

Name:	Michelle M. Keeley

Title:	Senior Vice President – Fixed Income

Institution:	Quadrangle Master Funding Ltd.

By:	/s/ Quadrangle Master Funding Ltd.

Name:

Title:	Managing Principal

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	Shepherd Investments

By:	/s/ Robert J. Barnard

Name:	Robert J. Barnard

Title:	Managing Director

Institution:	Stark Trading

By:	/s/ Robert J. Barnard

Name:	Robert J. Barnard

Title:	Managing Director

Institution:	SunAmerica Life Insurance Company

By: AIG Global Investment Corp. as Investment Advisor

By:	/s/ John G. Lapham, III

Name:	John G. Lapham, III

Title:	Managing Director

Institution:	Sunrise Partners Limited Partnership

By:	/s/ Michael J. Bemer

Name:	Michael J. Bemer

Title:	Vice President

Dawn General Partner Corp. General Partner

Institution:	Taconic Capital Partners L.P.

By:	/s/ Jon Jachman

Name:	Jon Jachman

Title:	Principal

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Institution:	Thracia, LLC

By:	/s/ Frank Argenziano

Name:	Frank Argenziano

Title:	CFO

Institution:	Variable Insurance Products Fund IV:
VIP Strategic Income Portfolio

By:	/s/ Mark Osterheld

Name:	Mark Osterheld

Title:	Assistant Treasurer

Institution:	Watershed Capital Institutional Partners, L.P.

By: WS Partners, L.L.C. Its General Partner

By:	/s/ Meridee Moore

Name:	Meridee Moore

Title:	Senior Managing Member

Institution:	Watershed Capital Partners, L.P.

By: WS Partners, L.L.C. Its General Partner

By:	/s/ Meridee Moore

Name:	Meridee Moore

Title:	Senior Managing Member

Institution:	Watershed Capital Partners (Offshore), Ltd.

By: Watershed Asset Management L.L.C. Its Investment Manager

By:	/s/ Meridee Moore

[Signature Page to Second Amendment to Senior Secured Credit Agreement]

Name:	Meridee Moore

Title:	Senior Managing Member

*      Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.